Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Executive Officer

In connection with the Annual Report of Apolo Gold & Energy Inc. (the “Company”) on Form 10-K/A for the fiscal year ending June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kelvin Chak, Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 31, 2014	/s/ Kelvin Chak
Kelvin Chak
Chief Executive Officer